Exhibit 1

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $1.00 per share, of ESG Re Limited and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 21st day of August, 2000.


Dated:   August 21, 2000

                              SC FUNDAMENTAL VALUE FUND, L.P.

                              By:   SC Fundamental LLC, as
                                    General Partner


                              By:      /s/  Neil H. Koffler
                                 -----------------------------------------
                                   Neil H. Koffler, Member


                              SC FUNDAMENTAL LLC


                              By:      /s/  Neil H. Koffler
                                 -----------------------------------------
                                   Neil H. Koffler, Member


                              SC FUNDAMENTAL VALUE BVI, LTD.


                              By:   SC Fundamental Value BVI, Inc., as
                                    managing general partner of
                                    investment manager

                              By:      /s/  Neil H. Koffler
                                 -----------------------------------------
                                   Neil H. Koffler, Vice President


                              SC-BVI PARTNERS


                              By: SC Fundamental Value BVI, Inc., as managing general partner


                              By:      /s/  Neil H. Koffler
                                 -----------------------------------------
                                   Neil H. Koffler, Vice President


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                              PMC-BVI, INC.


                              By:      /s/  Peter M. Collery
                                 -----------------------------------------
                                   Neil H. Koffler as Attorney-in-Fact for
                                   Peter M. Collery, President (1)



                              SC FUNDAMENTAL VALUE BVI, INC.


                              By:      /s/  Neil H. Koffler
                                 -----------------------------------------
                                   Neil H. Koffler, Vice President


                                       /s/  Peter M. Collery
                                 -----------------------------------------
                                   Neil H. Koffler as Attorney-in-Fact for
                                   Peter M. Collery (1)


                                       /s/  Neil H. Koffler
                                 -----------------------------------------
                                   Neil H. Koffler


                              SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND PROFIT SHARING PLAN


                              By:      /s/  Peter M. Collery
                                 -----------------------------------------
                                   Neil H. Koffler as Attorney-in-Fact for
                                   Peter M. Collery, Trustee (1)







(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to this
         Schedule 13D.



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